                               AMENDMENT NO. 1 TO
                           PURCHASE AND SALE AGREEMENT


         THIS AMENDMENT NO. 1 TO PURCHASE AND SALE AGREEMENT, dated as of August 23, 1999 (this "Amendment"), is entered into by and between FIDELITY LEASING SPC IV, INC., as the Buyer and FIDELITY LEASING, INC., as the Seller. Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below).

         WHEREAS, the parties hereto entered into that certain Purchase and Sale Agreement, dated as of July 14, 1999, as amended (the "Agreement"); and

         WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein;

         NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

         SECTION 1.  Amendments.

         (a) Section 5.1(m) of the Agreement is hereby amended in its entirety to read as follows:

                           (m) RLI Debt. Immediately before an IPO, the Seller
                  and RLI shall convert $30,000,000 from Subordinated Debt to equity in the Seller; provided, however, the Seller shall obtain the prior written consent of the Administrative Agent (which consent shall not be unreasonably withheld) with respect to any terms concerning the Subordinated Debt that is not converted into equity pursuant to this clause (m).

         (b) Section 7.1(b) of the Agreement is hereby amended in its entirety to read as follows:

                           (b) the Tangible Net Worth of the Servicer shall (i)
                  prior to an IPO, on any day be less than $30,000,000, which amount shall be increased each calendar quarter, beginning July 1, 1999 for the quarter ended June 30, 1999, by an amount equal to (A) 75% of the immediately preceding quarter's net income (with no downward adjustment for losses) and (B) 100% of any proceeds from any new equity or (ii) subsequent to an IPO, on any day be less than the sum of (A) total shareholder's equity immediately prior to such IPO, calculated in accordance with GAAP (B) the net proceeds of such IPO and
                  (C) the amount of Subordinated Debt that RLI converts into equity immediately before such IPO minus the sum of (x) intangibles calculated in accordance with GAAP and (y) $2,000,000; provided, however that the amount of Subordinated Debt that RLI converts into equity pursuant to clause (ii)(C) above shall be at least $30,000,000; provided, further that the amount under this clause (ii) shall be increased each calendar quarter after such IPO by an amount equal to 75% of net income (with no downward adjustment for losses);

         (c) Section 7.1(c) is hereby deleted in its entirety.

         (d) Section 7.1(d) of the Agreement is hereby amended in its entirety to read as follows:
                           (d) at any time prior to the closing of an IPO,
                  either (A) the Seller shall make any payment on the Subordinated Debt prior to the Collection Date or (B) the sum of the balances outstanding under the 1996 Note and the 1998 Note shall be less than $5,000,000 and/or the balance outstanding under the 1999 Note shall be less than $38,000,000;

         (e) Section 7.1(f) is hereby amended in its entirety to read as follows:

            (e) the Servicer shall cease to maintain Committed Facilities of $400,000,000 (which amount shall include the Facility Amount) and failure continues to be unremedied for a period of 30 days after the earlier to occur of (1) the date on which written notice of such failure requiring the same to be remedied shall have been give to the Servicer by the Buyer or any Agent and
                  (2) the date on which the Servicer becomes aware there;

         (f) After making the amendments described in paragraphs (a) through (e) above, the remainder of Section 7.1 shall be relettered accordingly.

         SECTION 2. Consent of the Agents. By executing a signature page hereto, the Agents hereby acknowledge and give their consent to this Amendment and waive the requirement of prior written notice and prior written consent hereto in accordance with Section 9.1 of the Agreement.

         SECTION 3. Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, the Agreement shall remain in full force and effect. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.

         SECTION 4.  Miscellaneous.

         (a) This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

         (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         (c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

         (d) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                           [signature pages to follow]

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                    FIDELITY LEASING SPC IV, INC.


                                    By: ________________________________________
                                        Name:
                                        Title:

                                        1255 Wright's Lane
                                        West Chester, PA 19380
                                        Attention:
                                        Fax:
                                        Phone:

                                    FIDELITY LEASING, INC.


                                    By: ________________________________________
                                        Name:
                                        Title:

                                        1255 Wright's Lane
                                        West Chester, PA 19380
                                        Attention:
                                        Fax:
                                        Phone:

Acknowledged and accepted
this __th day of August 1999

FIRST UNION CAPITAL MARKETS CORP.,
as Administrative Agent and VFCC Managing Agent

         By:__________________________________________
         Name:________________________________________
         Title:_______________________________________

         First Union Capital Markets Corp.
         One First Union Center, TW-9
         Charlotte, North Carolina 28288
         Attention:         CP Lender Administration
         Facsimile No.:   (704) 383-6036
         Telephone No.:  (704) 383-9343